                     SUBSCRIPTION AGREEMENT

     THIS SUBSCRIPTION AGREEMENT (this "Agreement") is made and entered into as of the 28th day of May 1999, between Casinovations Incorporated, a Nevada corporation (the "Company"), and Richard Huson, an individual ("Investor"), and is delivered and executed in connection with the Company's offer to sell shares of the Company's common stock, par value $.001 ("Common Stock").

     1.   GENERAL

     This Agreement sets forth the terms and conditions under which Investor will purchase the Shares of the Company, which has been organized to research and develop, manufacture and market gaming and gaming related products in return for partial satisfaction of a certain promissory note in the original principal amount of $1,235,000 dated December 31, 1998 (the "Note"), by and between the Company and Investor, attached hereto as EXHIBIT A, and incorporated herein by this reference. Investor is a member of the Board of Directors ("Board") of the Company and possesses significant information about the Company.

     2.   SUBSCRIPTION OFFER

     (a) Investor, by signing this Agreement, hereby tenders this subscription and offers to purchase 384,615 shares of Common Stock (the "Shares") at the price of Two Dollars and Sixty Cents ($2.60) per share for a total subscription amount of Nine Hundred Ninety Nine Thousand Nine Hundred Ninety Nine Dollars ($999,999.00) (the "Subscription Amount").

     (b) The Company shall have the right, at its sole and absolute discretion, to reject this subscription offer, or to accept such subscription offer. If the Company accepts Investor's subscription offer, the Company shall execute this Agreement and return a copy of the same to Investor. If the Company rejects Investor's subscription offer, the Company shall return to Investor this Agreement, together with any payment made by Investor to the Company, without interest or deduction.

     3.   SUBSCRIPTION AMOUNT AND PAYMENT

     Investor hereby subscribes for the number of Shares as stated above. In return for the Shares, the amount presently owed by the Company to Investor by virtue of that certain Note attached hereto as EXHIBIT A, shall be reduced in an amount equal to the Subscription Amount, and Investor accepts the Shares as payment in said amount of the Note.

     4.   RECEIPT OF DOCUMENTS

     Investor hereby acknowledges receipt of a copy of this Agreement.

     5.   USE OF PROCEEDS; NO REFUNDS

     The Subscription Amount shall be used to reduce the amount owing to Investor by the Company by virtue of the Note and acceptance of the Shares by Investor shall represent payment of the same. Upon execution and delivery of this Agreement, the Subscription Amount shall not, under any circumstances, be refunded to Investor.

     6.   REPRESENTATIONS AND WARRANTIES OF INVESTOR

     Investor represents and warrants to the Company as follows:

     (a) Investor, either alone or through Investor's purchaser representative (as that term is defined under Rule 501(h) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act") ("Investor's Representative," herein)), if any, has had an opportunity to ask questions of and receive answers from duly designated representatives of the Company concerning the terms and conditions of this Agreement and has been afforded an opportunity to examine such documents and other information which Investor or Investor's Representative, if any, has requested for the purpose of answering any question Investor or Investor's Representative, if any, may have concerning the business and affairs of the Company. Investor is a member of the Board of the Company and possesses significant information about the Company and has access to the books, records and officers of the Company.

     (b) Investor's principal residence is located in the State of Oregon. Investor has received and reviewed this Agreement and the Exhibits attached hereto and acknowledges the Company made available to Investor at a reasonable time prior to the execution of this Agreement the opportunity to ask questions and receive answers concerning the business and affairs of the Company and the terms and conditions of the sale of the Shares as contemplated by this Agreement and to obtain any additional information (which the Company possesses or can acquire without unreasonable effort or expense) as may be necessary to verify the accuracy of information furnished to Investor. Investor (i) is able to bear the loss of its entire investment in the Shares without any material adverse effect on his economic stability, and (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made by him pursuant to this Agreement.

     (c) Investor and Investor's Representative, if any, understand that the Shares under this Agreement are being offered and sold only to "accredited investors" (as that term is defined under Rule 501(a) of Regulation D), and INVESTOR REPRESENTS THAT INVESTOR IS AN ACCREDITED INVESTOR. Investor understands the Company is relying on Investor with respect to the accuracy of this representation.

     (d) Investor and Investor's representative, if any, understand that this Agreement may not comply with the information requirements of Regulation D for offers and sales to non-accredited investors (see Regulation D, Rule 502(b)), and, consequently, Investor understands the significance of its representation to the Company that it is an accredited investor. Investor and Investor's representative, if any, acknowledge that they were encouraged by the Company to request all additional information which might be material or important in order for Investor to make an informed investment decision with respect to the Company.

     (e) The Shares being acquired by Investor are being purchased for investment for such Investor's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof. Investor understands that the Shares have not been registered under the Securities Act or any state securities laws by reason of their contemplated issuance in transactions exempt from the registration requirements of the Securities and applicable state securities laws, and that the reliance of the Company and others upon these exemptions is predicated in part upon the representation by Investor. Investor understands that the Shares may not be transferred or resold without (i) registration under the Securities Act and any applicable state securities laws, or (ii) an exemption from the requirements of the Securities Act and applicable state securities laws.

     (f) Investor has taken the time to carefully read this Agreement and any other information furnished to Investor by the Company in connection with this Agreement.

     (g) Investor was not solicited to purchase the Shares by any means of general solicitation, including but not limited to the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio; (ii) any meeting where attendees were invited by any general solicitation or general advertising.

     (h) Investor and Investor's Representative, if any, are aware that the Shares are and will be, when issued, "restricted securities" as that term is defined in Rule 144 (the "Rule") of the rules and regulations promulgated under the Act. Investor and Investor's Representative, if any, are fully aware of the applicable limitations on the resale of the Shares. The Rule only permits sales of "restricted securities" held for not less than one year upon compliance with the requirements of such Rule. If the Rule is available to Investor-and representatives of the Company hereby advise Investor that such availability is HIGHLY UNLIKELY-Investor may make only routine sales of the Shares in limited amounts in accordance with the terms and conditions of the Rule. Investor is fully aware that in any event, there is not likely to be any market for the Shares and that finding a purchaser for the Shares could be extremely difficult.

     (i)    Investor  and  Investor's  Representative,  if   any,
understand that any and all certificates representing the Shares shall bear a legend substantially as follows, which legend
Investor has read and understands:

     The Shares represented by this Certificate have not been registered under the Securities Act of 1933 ("Act") or the securities laws of any state and are "restricted securities" as that term is defined in Rule 144 under the Act. Such Shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act and the applicable state securities laws or pursuant to an exemption from registration thereunder, the availability of which is to be established to the satisfaction of counsel to the issuer.

     (j) Investor acknowledges that in making its investment decision Investor has relied upon its examination of the Company and its officers, directors and employees regarding the merits and risks involved. Investor has consulted its own attorney, business or tax advisor as to legal, business or tax advice.

     (k) Investor represents and warrants that Investor can bear the economic risk of loss of Investor's entire investment in the Company. Investor understands that an investment in the Company involves substantial risks, including, without limitation, the following:

          (i) NEED FOR ADDITIONAL FINANCING. The Company, at this time, has limited capital resources. To continue operations, the Company may require additional financing for working capital and general business purposes. No assurance can be given that the Company will obtain any additional outside financing on terms that are favorable to the Company or in amounts necessary to fund its cash requirements.

          (ii) DILUTION. If the Company obtains additional funds through private or public equity or debt financings, Investor may experience substantial dilution as a consequence of such future financings, including, without limitation, a reduction in his respective percentage ownership in the Company.

          (iii) COMPETITION. The gaming and gaming related products industry is characterized by intense competition. Many of the Company's competitors have far greater experience and financial resources than the Company. No assurance can be given that the Company will be able to compete effectively against its competitors.

          (iv) DEPENDENCE ON KEY PERSONNEL. The Company's success depends to a significant extent on the performance of certain key personnel. The loss of such key personnel could materially and adversely affect the Company. The Company has not executed employment agreements with all such key personnel.

          (v) LIMITATIONS ON TRANSFERABILITY. Transferability of the Shares sold pursuant to this Agreement will be restricted by state and federal securities laws and the rules and regulations promulgated thereunder. Investor will be required to bear the economic risk of his investment in the Company for an indefinite period of time.

          (vi) ABSENCE OF MARKET FOR THE SHARES.  The Shares  are
     being offered exclusively to accredited investors for investment purposes only. There will be no public market for the Shares, and the Company does not intend for the
     Shares sold pursuant to this Agreement to be publicly traded. Although the Company intends to cause the common stock of the Company to begin trading, there is no assurance that this will occur. The Company does not presently intend to list the Shares on any securities exchange or to seek approval for quotation thereof through any automated quotation system. Accordingly, the Shares are not a liquid investment. The Shares are only suitable for persons who have substantial financial resources, have no need for liquidity in their investment in the Company and who are prepared to lose their investment in the Company in its entirety.

          (vii) TAX RISKS. An investment in the Shares may involve material and substantial tax consequences to Investor. Investor is urged to consult with tax counsel and/or a tax accountant or Investor's own choice concerning the tax consequences particular to Investor which may arise from subscribing to, holding and/or disposing of the Shares.

          (viii) LIQUIDITY CONDITION. As a Director of the Company, Investor is fully aware of the Company's current liquidity condition and is aware that the Company may seek to increase the number of shares of stock currently being publicly offered.

     7.   INDEMNIFICATION BY INVESTOR

     Investor agrees that it shall indemnify and hold harmless the Company and its officers, directors, employees, agents and professional advisors from and against any and all loss, damage, liability, or expense, including costs and reasonable attorneys' fees, that the foregoing, or any of them, may incur by reason of, or in connection with, any misrepresentation, inaccurate statement or material omission made by Investor herein, any breach of any of Investor's warranties, or any failure on Investor's part to fulfill any of Investor's covenants, agreements or obligations set forth herein.

     8.   AUTHORIZATION

     Investor hereby authorizes the Company and its officers, employees and agents to investigate Investor's personal and business background including, without limitation, communication with any employer, former employer, business associate, government agency, bank or other credit reference. Investor hereby authorizes any person, organization or entity that may have any knowledge or information concerning Investor's personal or business background to provide such information to the Company as the Company may request.

     9.   NO BROKERS OR FINDERS

     No person, firm or corporation has or will have, as a result of any act or omission by such Investor, any right, interest or valid claim against Investor or the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement.

     10.  MISCELLANEOUS

     (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, disregarding any principles of conflicts of law that would otherwise provide for the application of the substantive law of another jurisdiction. The Company and Purchaser agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in Nevada State District Court or in the United State District Court for the District of Nevada, waive any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum, and consent to the jurisdiction of the Nevada State District Court or the United State District Court for the District of Nevada in any such suit, action or proceeding.

     (b) This Agreement contains the entire agreement between the Company and Investor with regard to the subject matter hereof and may not be modified or waived except in a writing signed by both parties.

     (c) The headings of this Agreement are for convenience and reference only, and shall not limit or otherwise affect the interpretation of any term or provision hereof.

     (d) This Agreement and the rights, powers, and duties set forth herein shall, except as otherwise expressly provided herein, be binding upon and inure to the benefit of, the heirs, executors, administrators, legal representatives, successors, and assigns of the parties hereto.

     (e) Investor may not assign any of Investor's rights or interests in and under this Agreement without the prior written consent of the Company, and any attempted assignment without such consent shall be null and void and without any force or effect whatsoever.

     (f) If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

     (g) This Agreement shall be construed in accordance with its intent and without regard to any presumption or any other rule requiring construction against the party causing the same to be drafted.

     (h) If any provision of this Agreement, or any portion of any provision, shall be deemed invalid or unenforceable for any reason whatsoever, such invalidity or unenforceability shall not affect the enforceability and validity of the remaining provisions hereof.

     In witness whereof, the undersigned has executed this Agreement as of the date first ascribed above.


"INVESTOR"

/s/ Richard Huson
-----------------------------------
RICHARD HUSON

Address:  2480 N.W. Tower Rock Road
          Bend, Oregon 97701
          (541) 383-2376

              ACCEPTANCE OF SUBSCRIPTION AGREEMENT

     On this _____ day of May 1999, Casinovations Incorporated, a Nevada corporation (the "Company"), hereby accepts subscription offer of Richard Huson, an individual, to purchase 384,615 shares, par value $.001, of the Company's common stock for a total subscription amount of $999,999.00.

CASINOVATIONS INCOROPRATED



By:  /s/ Steven J. Blad
   --------------------------------
     Steven J. Blad

Its: President and Chief Executive
     Officer